UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2005

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-07560	98-0038412
(Commission File Number)	(I.R.S. Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda
P.O. Box HM 1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                 Results of Operations and Financial Condition.

The information contained in this Current Report is furnished under Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing.  The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On June 9, 2005, registrant’s management gave an oral presentation at an investors meeting in New York City.  The slides shown at that meeting are attached as an Exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01                 Financial Statements and Exhibits.

(c)                                                                                  Exhibits

99                                                                                    June 9, 2005 slide presentation to investors meeting in New York City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Edwin S. Hetherington
Name: Edwin S. Hetherington
Title: Vice President, General Counsel
and Secretary

Date:  June 9, 2005

EXHIBIT INDEX

Exhibit Number	Description

99	June 9, 2005 slide presentation to investors meeting in New York City.